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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      North Country Financial Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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                       NORTH COUNTRY FINANCIAL CORPORATION

                          A Message for Shareholders of
                       North Country Financial Corporation

                                   PLEASE VOTE


The special meeting of shareholders of North Country Financial Corporation is scheduled to be held on NOVEMBER 18, 2004.

We have previously sent you a Proxy Statement dated October 20, 2004 describing the various proposals that you will be voting on to allow us to recapitalize the Company and our subsidiary bank. YOUR VOTE IS EXTREMELY IMPORTANT.

THE BOARD OF DIRECTORS OF NORTH COUNTRY FINANCIAL CORPORATION RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE PROPOSALS ON THE AGENDA.

WHY YOUR VOTE MATTERS...
   The recapitalization is very important to North Country and to all of its shareholders. If the recapitalization is not approved there is a very real likelihood that that we will have to file for bankruptcy protection which will leave shareholders with very little or no value for their investment.

WE ARE PLEASED TO REPORT THAT INSTITUTIONAL SHAREHOLDER SERVICES, THE LEADING INDEPENDENT PROXY VOTING ADVISORY SERVICE, HAS RECOMMENDED A VOTE FOR EACH OF THE PROPOSALS.

Whether you hold your shares directly or through your broker, YOU ARE URGED TO SEND IN YOUR SPECIFIC INSTRUCTIONS FOR YOUR SHARES TO BE VOTED.

EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, WE ASK YOU TO VOTE YOUR SHARES BY PROXY AS SOON AS POSSIBLE.

PLEASE SUBMIT YOUR VOTING INSTRUCTIONS IN TIME SO THAT WE RECEIVE THEM BY NOVEMBER 18TH.

You may vote your shares by signing, dating and returning the enclosed proxy card (or voting instruction form if your shares are held in street name). You may also have the ability to vote using the internet or the telephone if you hold your shares through your broker; please refer to your broker's voting instruction form. This is the fastest way to get your shares voted and we urge all holders with this ability to vote electronically as soon as possible.

If you need an additional copy of the proxy statement, would like assistance voting, or have any questions regarding the proposals, please contact C. James Bess, President and Chief Executive Officer, North Country Financial Corporation, at 1-800-200-7032, or Morrow & Co., Inc., our proxy solicitor, at:
1-800-607-0088.

Thank you,

/s/ C. James Bess
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C. James Bess
President and Chief Executive Officer